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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 26, 2000
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                  DSL.NET, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                000-27525                06-1510312
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        (STATE OF OTHER           (COMMISSION              IRS EMPLOYER
        JURISDICTION OF           FILE NUMBER)           IDENTIFICATION NO.)
         INCORPORATION)


                              545 LONG WHARF DRIVE
                          NEW HAVEN, CONNECTICUT 06511
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (203) 772-1000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 26, 2000, DSL.net, Inc. ("DSL.net") acquired Vector Internet Services, Inc., a Minnesota corporation ("Vector"), by means of a merger (the "Merger") of a wholly-owned subsidiary of DSL.net ("Merger Sub") with and into Vector, pursuant to an Agreement and Plan of Merger dated as of May 25, 2000 (the "Merger Agreement") by and among DSL.net, Merger Sub, Vector and certain stockholders of Vector. As a result of the Merger, Vector became a wholly-owned subsidiary of DSL.net.

         In connection with the Merger, all of the issued and outstanding shares of common stock of Vector were converted into the right to receive a combination of cash in the aggregate amount of $11,000,000 and an aggregate of 286,392 shares of DSL.net common stock. In addition, DSL.net assumed all of the outstanding stock options for Vector employees, which became options to purchase shares of DSL.net common stock upon the closing of the Merger. The transaction is to be accounted for as a purchase.

         The terms of this transaction and the consideration received by Vector's stockholders were the result of arm's-length negotiations between DSL.net and Vector. The cash portion of the merger consideration came from DSL.net's existing cash resources. The terms of the Merger are more fully described in the Merger Agreement, a copy of which is filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated herein by this reference.

         Vector is one of the Midwest's largest business-to-business Internet solution providers. Founded in 1994, Minneapolis-based Vector operates multiple secure data centers and offers a wide range of Internet business solutions including Web hosting, server collocation, dedicated access and Web design and development.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

   Exhibit Number                                     Exhibit
   --------------                                     -------

         2 Agreement and Plan of Merger, dated as of May 25, 2000, by and among the Registrant, Greens Farm Corporation, Vector Internet Services, Inc. and certain stockholders of Vector.

         99                        Press Release dated May 30, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         DSL.NET, INC.



Dated:  June 8, 2000                     By:  /s/ Robert Q. Berlin
                                              ----------------------------------
                                              Robert Q. Berlin
                                              Vice President, Strategic Planning
                                              and Chief Financial Officer








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                                INDEX TO EXHIBITS



   EXHIBIT NUMBER                                     EXHIBIT
   --------------                                     -------

         2 Agreement and Plan of Merger, dated as of May 25, 2000, by and among the Registrant, Greens Farm Corporation, Vector Internet Services, Inc. and certain stockholders of Vector.

         99                        Press Release dated May 30, 2000.













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